Intangible Assets, Net - Schedule of Estimated Amortization Expenses for the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2026	¥ 6,166	$ 882
2027	5,769	825
2028	5,644	807
2029	5,443	778
2030	4,853	694
Thereafter	19,209	2,746
Total	¥ 47,084	$ 6,732	¥ 14,850